SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                ____________

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 25, 2001
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              Date of report (Date of earliest event reported)


                         Willow Grove Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


   United States of America           000-25191                23-2986192
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania                  19002
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(Address of principal executive offices)                           (Zip Code)


                               (215) 646-5405
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





Item 5.   Other Events
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     The Company's press release dated April 25, 2001, announcing third quarter results and declaration of a dividend, and attached hereto as Exhibit
99.1 is incorporated herein by reference thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index
























                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WILLOW GROVE BANCORP, INC.




Date: April 25, 2001                By:  /s/ Frederick A. Marcell, Jr.
                                         ------------------------------------
                                         Frederick A. Marcell, Jr.
                                         President and Chief Executive Officer


                               EXHIBIT INDEX




     Exhibit Number                                  Description
     --------------                                  -----------

     99.1                     Press Release dated April 25, 2001